Contingent Liabilities	6 Months Ended
Apr. 30, 2021
Text Block [Abstract]
Contingent Liabilities

NOTE 17:  CONTINGENT LIABILITIES

Other than as described below, there have been no new significant events or transactions as previously identified in Note 27 of the Bank’s 2020 Annual Consolidated Financial Statements.

LEGAL AND REGULATORY MATTERS

LITIGATION

In the ordinary course of business, the Bank and its subsidiaries are involved in various legal and regulatory actions, including but not limited to civil claims and lawsuits, regulatory examinations, investigations, audits and requests for information by various governmental regulatory agencies and law enforcement authorities in various jurisdictions. The Bank establishes provisions when it becomes probable that the Bank will incur a loss and the amount can be reliably estimated. The Bank also estimates the aggregate range of reasonably possible losses (RPL) in its legal and regulatory actions (that is, those which are neither probable nor remote), in excess of provisions. As at April 30, 2021, the Bank’s RPL is from zero to approximately $1.4 billion (October 31, 2020 – from zero to approximately $951 million). The Bank’s provisions and RPL represent the Bank’s best estimates based upon currently available information for actions for which estimates can be made, but there are a number of factors that could cause the Bank’s provisions and/or RPL to be significantly different from its actual or RPL. For example, the Bank’s estimates involve significant judgment due to the varying stages of the proceedings, the existence of multiple defendants in many proceedings whose share of liability has yet to be determined, the numerous yet-unresolved issues in many of the proceedings, some of which are beyond the Bank’s control and/or involve novel legal theories and interpretations, the attendant uncertainty of the various potential outcomes of such proceedings, and the fact that the underlying matters will change from time to time. In addition, some actions seek very large or indeterminate damages.

In management’s opinion, based on its current knowledge and after consultation with counsel, the ultimate disposition of these actions, individually or in the aggregate, will not have a material adverse effect on the consolidated financial condition or the consolidated cash flows of the Bank. However, because of the factors listed above, as well as other uncertainties inherent in litigation and regulatory matters, there is a possibility that the ultimate resolution of legal or regulatory actions may be material to the Bank’s consolidated results of operations for any particular reporting period.

Stanford Litigation – On November 30, 2020, the Southern District of Texas (S.D. Tex.) Court stayed and administratively closed Smith v. Independent Bank, et al., subject to reinstatement on the parties’ motion. On January 29, 2021, the removing bank defendant and plaintiffs requested that the S.D. Tex. Court extend the current stay and administrative closure for an additional period of 60 days. On February 1, 2021, the S.D. Tex. Court granted the request. On February 3, 2021, the Fifth Circuit affirmed the Court’s denial of intervention. On February 17, 2021, the Bank and the other bank appellees filed a petition for rehearing of the Fifth Circuit’s decision regarding the Official Stanford Investors Committee’s (OSIC) standing to pursue the intervenors’ claims. On March 12, 2021, the Fifth Circuit denied the petition for rehearing, but clarified its prior holding regarding the OSIC’s standing to pursue the intervenors’ claims.

On March 19, 2021, plaintiffs in Rotstain v. Trustmark National Bank, et al. filed a notice abandoning four of the seven claims asserted against the Bank: (i) aiding, abetting, or participation in fraudulent transfers; (ii) aiding, abetting or participation in a fraudulent scheme; (iii) aiding, abetting or participation in conversion; and (iv) civil conspiracy. On March 25, 2021, the Northern District of Texas (N.D. Tex.) Court struck the May 6, 2021 ready-for-trial date to allow the trial court to set appropriate deadlines after remand. On April 2, 2021, the S.D. Tex. Court granted a further stay of Smith v. Independent Bank, et al. until July 31, 2021, and the case remains administratively closed.

The trial in the Canadian action began on January 11, 2021 and closing arguments were heard at the end of April 2021. The trial judge has taken the case under reserve.

Credit Card Fees – The Bank, together with the other defendants remaining, has entered into a settlement in principle with the class. This settlement is subject to the approval of the five courts in which the remaining five actions were filed.

TD Ameritrade Stockholder Litigation – On May 12, 2020, a stockholder of TD Ameritrade Holding Corporation (“Ameritrade”) filed a class action complaint captioned Hawkes v. Bettino, et al., CA No. 2020-0360-PAF, in the Delaware Court of Chancery challenging the transaction between Ameritrade and The Charles Schwab Corporation (“Schwab”). Among other claims, the initial complaint alleged that the merger was subject to Delaware’s interested stockholder statute but violated that statute because it had not been conditioned on approval of 66 2/3% of Ameritrade’s shares, excluding those held by the Bank and Schwab. On June 4, 2020, a sufficient percentage of Ameritrade’s shares were voted to approve the transaction and the plaintiff thereafter dismissed that claim. On February 5, 2021, the plaintiff filed an amended complaint naming as defendants the Bank, certain TD Bank-affiliated entities, the five former Ameritrade directors designated by the Bank, certain other former officers and directors of Ameritrade, and Schwab. The amended complaint alleges that the Bank was a controlling stockholder of Ameritrade and breached its fiduciary duties by negotiating an amended Insured Deposit Account Agreement with Schwab that improperly diverted merger consideration from Ameritrade’s other stockholders. The amended complaint further asserts breach of fiduciary duty claims against the Bank-designated directors and the other individual defendants based on the same allegations. Finally, the amended complaint alleges that Schwab aided and abetted the breaches by the other defendants. On April 29, 2021, all defendants moved to dismiss the complaint for failure to state a claim.